                                                                    Exhibit 10.5

                   Applied Language Technologies, Inc.
                              AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN

                       Applied Language Technologies, Inc.

                   AMENDED AND RESTATED 1995 STOCK OPTION PLAN

                                TABLE OF CONTENTS
                                                                      Page
                                                                      ----

1.    PURPOSE .......................................................... 1

2.    ADMINISTRATION OF THE PLAN ....................................... 1

3.    AVAILABLE SHARES ................................................. 2

4.    AUTHORITY TO GRANT STOCK RIGHTS .................................. 2

5.    WRITTEN AGREEMENT ................................................ 2

6.    ELIGIBILITY ...................................................... 2

7.    PURCHASE PRICE ................................................... 3

8.    DURATION OF OPTIONS .............................................. 4

9.    RESTRICTION ON EXERCISE OF OPTIONS ............................... 4

10.   EXERCISE OF STOCK RIGHTS ......................................... 4

11.   NONTRANSFERABILITY OF OPTIONS .................................... 5

12.   TERMINATION OF EMPLOYMENT OR INVOLVEMENT WITH THE COMPANY ........ 6

13.   REQUIREMENTS OF LAW .............................................. 6

14.   NO RIGHTS AS STOCKHOLDER ......................................... 7

15.   EMPLOYMENT OBLIGATION ............................................ 7

16.   FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE .................. 8

17.   CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ....................... 8

18.   AMENDMENT OR TERMINATION OF PLAN .................................10

19.   CERTAIN RIGHTS OF THE COMPANY ....................................10

20.   EFFECTIVE DATE AND DURATION OF THE PLAN ..........................11

                       Applied language Technologies, Inc.

                   AMENDED AND RESTATED 1995 STOCK OPTION PLAN

1.    PURPOSE

      The purpose of this Amended and Restated 1995 Stock Option Plan (the "Plan") is to encourage directors, consultants and key employees of Applied Language Technologies, Inc., a Delaware corporation (the "Company") and its Subsidiaries (as hereinafter defined) to continue their association with the Company, by providing favorable opportunities for such persons to participate in the ownership of the Company and in its future growth through (a) the granting of stock options (the "Options") which may either be options designed to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (an "ISO") or options not intended to qualify for any special tax treatment under the Code (a "NQO"), or (b) the granting of awards of stock in the Company ("Awards") which may either be subject to conditional repurchase rights by the Company ("Restricted Awards") or which may be free of such repurchase rights ("Unrestricted Awards"). Options and Awards are sometimes collectively referred to herein as "Stock Rights." The term "Subsidiary" as used in the Plan means a corporation of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock. Persons to whom an Option or Award has been granted pursuant to the Plan (each a "Holder" and collectively the "Holders") are sometimes hereinafter referred to as an "Optionee" or "Grantee," respectively.

      The Plan is a successor to the Applied Language Technologies, Inc. 1994 Stock Option Plan (the "1994 Plan") which was adopted by the Company's parent corporation, Applied Language Technologies, Inc., a Massachusetts Corporation ("Applied Massachusetts"). Applied Massachusetts was subsequently merged with and into the Company with the Company was the surviving corporation (the "Merger"). The Plan is substantially the same as the 1994 Plan, but has been modified (i) to provide for the grant of Awards and (ii) to provide for a larger pool of option shares.

2.    ADMINISTRATION OF THE PLAN

      The Plan shall be administered by the Board of Directors, which shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations, of the Plan or of the Stock Rights granted thereunder shall be subject to the determination, which shall be final and binding, of a majority of the Board of Directors. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 4 hereof to qualify as "incentive stock options" as described in Section 422A of the Code.
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Applied Language Technologies, Inc.
Amended and Restated 1995 Stock Option Plan
Page 2


3.    AVAILABLE SHARES

      The stock subject to Stock Rights under the Plan shall be shares of the Company's common stock, par value $0.001 per share (the "Stock"). At no time shall the number of shares of Stock with respect to which outstanding Stock Rights have been granted plus the number of shares of Stock issued as a result of the exercise of Stock Rights under the Plan and which are still outstanding exceed in the aggregate 2,736,951 shares of Stock (the "Stock Pool"); provided that such aggregate number of shares of Stock shall be subject to adjustment in accordance with the provisions of Section 17. In the event that any outstanding Stock Rights shall expire for any reason or shall terminate by reason of the death or severance of employment of the Holder, the surrender of any such Stock Right, or any other cause, the shares of Stock allocable to the unexercised portion of such Stock Right may again be subject to an Option or Award under the Plan. Should the Company repurchase any shares of Stock which were acquired pursuant to the exercise of Stock Rights granted under the Plan, such shares may be returned to the Stock Pool pursuant to a vote of the Board of Directors, subject, however, to the Stock Pool size limitation set forth above.

4.    AUTHORITY TO GRANT STOCK RIGHTS

      The Board of Directors may grant from time to time, to such eligible individuals as it shall from time to time determine, a Stock Right or Stock Rights to buy a stated number of shares of Stock under the terms and conditions of the Plan, any Option or Options of which shall be designated at the time of grant as either an ISO or a NQO. Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Stock Right shall be as determined by the Board of Directors.

5.    WRITTEN AGREEMENT

      Stock Rights granted hereunder shall be embodied in written agreements (which need not be identical) in such forms as the Board of Directors may from time to time approve (each an "Agreement"). Agreements shall be subject to the terms and conditions prescribed herein and shall be signed by the Holder and by the President or any Vice President of the Company for and in the name and on behalf of the Company. An Option Agreement shall indicate whether the subject Option has been designated an ISO or a NQO. The written Agreement may contain such provisions not inconsistent with this Plan as the Board of Directors in its discretion may deem advisable.

6.    ELIGIBILITY

      The individuals who shall be eligible for grant of Stock Rights under the Plan shall be key employees (including officers who may be members of the Board), directors who are not employees and other individuals who render services of special importance to the management, operation, or development of the Company or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of the Company or a Subsidiary. No Option

Applied Language Technologies, Inc.
Amended and Restated 1995 Stock Option Plan
Page 3


designated as an ISO shall be granted to any individual who is not an employee of the Company or a Subsidiary.

      If required to insure compliance with Section 16 of the Securities Exchange Act of 1934 (the " Exchange Act"), the selection of a director as a participant and the number of shares for which a Stock Right or Stock Rights may be granted to such director shall be determined either (i) by the Board of Directors, (ii) by, or in accordance with, the recommendations of a committee of two or more Non-Employee Directors (as such term is defined under Rule 16b-3 under the Exchange Act, or any successor rule), or (iii) in a transaction that otherwise complies with Section 16(b) of the Exchange Act, and the Rules promulgated thereunder, as then in effect.

7.    PURCHASE PRICE

      The price at which shares of Stock may be purchased pursuant to a Stock Right shall be specified by the Board of Directors at the time the Stock Right is granted, but shall in no event be less than the par value of such shares and, in the case of an incentive stock option, except as set forth in the following sentence, shall not be less than one hundred percent (100%) of the fair market value of the shares of Stock on the date the ISO is granted.

      In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the price at which shares of Stock may be so purchased pursuant to an incentive stock option shall be not less than one hundred ten percent (110%) of the fair market value of the Stock on the date the ISO is granted.

      For purposes of the Plan, the "fair market value" of a share of Stock on any date specified herein shall mean (a) the last reported sales price, regular way, or, in the event that no sale takes place on such day, the average of the reported lowest closing bid and asked prices, regular way, in either case (i) as reported on the New York Stock Exchange Composite Tape, or (ii) if the Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or (iii) if not then listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System; or (b) if the stock is not quoted on such National Market System, (i) the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by NASDAQ, or (ii) if bid and asked prices for such security on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors; or (c) if the Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Board of Directors as of a date which is within thirty (30) days of the date as of which the determination is to be made; provided however that any method of determining fair market value employed by the Board of Directors with respect to an ISO shall be consistent with any applicable laws or regulations pertaining to "incentive stock options."

Applied Language Technologies, Inc.
Amended and Restated 1995 Stock Option Plan
Page 4


8.    DURATION OF OPTIONS

      The duration of any Option shall be specified by the Board of Directors in the Option Agreement, but no ISO shall be exercisable after the expiration of ten (10) years from the date such Option is granted. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, no ISO shall be exercisable after the expiration of five (5) years from the date such Option is granted. The Board of Directors, in its sole and absolute discretion, may extend any Option theretofore granted subject to the aforesaid limits and may provide that an Option shall be exercisable during its entire duration or during any lesser period of time.

9.    RESTRICTION ON EXERCISE OF OPTIONS

      Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the time the Option is granted) of the Stock with respect to which ISOs may be exercisable for the first time by an Optionee during any calendar year (under the Plan or any other incentive stock option plan(s) of the Company or any Subsidiary) shall not exceed $100,000. Subject to the foregoing, each Option may be exercised so long as it is valid and outstanding from time to time, in part or as a whole, in such manner and subject to such conditions as the Board of Directors, in its sole and absolute discretion, may provide in the Option Agreement.

10.   EXERCISE OF STOCK RIGHTS

      Each Stock Right may be exercised from time to time in such amounts as is provided in the Agreement by the delivery of written notice to the Company setting forth the number of shares with respect to which the Stock Right is to be exercised, accompanied by payment of the exercise price of such shares as stated in the Agreement, which payment shall be made, subject to the alternative provisions of this Section, in cash or by such cash equivalents, payable to the order of the Company in an amount in United States dollars equal to the such price, as the Board of Directors in its discretion shall consider acceptable. Such notice shall be delivered in person to the Secretary of the Company or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

      Alternatively, payment of the exercise price may be made, in whole or in part, in shares of Stock owned by the Holder; provided, however, that the Holder may not make payment in shares of Stock that he acquired upon the earlier exercise of any ISO, unless he has held the shares until at least two (2) years after the date the ISO was granted and at least one (1) year after the date the ISO was exercised. If payment is made in whole or in part in shares of Stock, then the Holder shall deliver to the Company in payment of the option price of the shares with respect of which such Stock Right is exercised (i) certificates registered in the name of such Holder representing a number of shares of Stock legally and beneficially owned by such Holder, free of

Applied Language Technologies, Inc.
Amended and Restated 1995 Stock Option Plan
Page 5


all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery of such notice equal to the exercise price of the shares with respect to which such Stock Right is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates; and (ii) if the exercise price of the shares with respect to which such Stock Right is to be exercised exceeds such fair market value, cash or such cash equivalents payable to the order to the Company, in an amount in United States dollars equal to the amount of such excess, as the Board of Directors in its discretion shall consider acceptable. Notwithstanding the foregoing provisions of this Section, the Board of Directors, in its sole discretion, may refuse to accept shares of Stock in payment of the exercise price of the shares with respect to which such Stock Right is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such Holder together with notice by the Company to such Holder of the refusal of the Board of Directors to accept such shares of Stock.

      Alternatively, if the Agreement so specifies, payment of the exercise price may be made in part by a promissory note executed by the Holder and collaterally secured by the Stock obtained upon exercise of the Stock Right, providing for repayment at such time or times as the Board of Directors shall specify; provided, however, (a) that such promissory note shall provide for repayment no later than five (5) years from the date of exercise and for interest at a rate not less than the rate announced on the date of exercise by The Wall Street Journal (Eastern Edition) as the "prime rate" or "base rate" of corporate loans at large U.S. money center commercial banks, (b) that in any event an amount not less than the par value of the shares of Stock with respect to which the Holder is being exercised must be paid in cash, cash equivalents, or shares of Stock in accordance with this Section and (c) the payment of such exercise price by promissory note does not violate any applicable laws or regulations, including, without limitation, margin lending rules. The decision as to whether to permit partial payment by a promissory note for Stock to be issued upon exercise of any Stock Right granted shall rest entirely in the discretion of the Board of Directors.

      As promptly as practicable after the receipt by the Company of (i) written notice from the Holder setting forth the number of shares with respect to which such Stock Right is to be exercised and (ii) payment of the exercise price of such shares in the form required by the foregoing provisions of this Section, the Company shall cause to be delivered to such Holder certificates representing the number of shares with respect to which such Stock Right has been so exercised.

11.   NONTRANSFERABILITY OF OPTIONS

      No Stock Right shall be transferable by the Holder, either voluntarily or by operation of law, except by will or pursuant to the laws of descent and distribution. During the life of an Holder, a Stock Right shall be exercisable only by such Holder.

Applied Language Technologies, Inc.
Amended and Restated 1995 Stock Option Plan
Page 6


12.   TERMINATION OF EMPLOYMENT OR INVOLVEMENT WITH THE COMPANY

      For purposes of this Section, employment by or involvement with (in the case of an Holder who is not an employee) a Subsidiary shall be considered employment by or involvement with the Company. NQOs, Restricted Awards and Unrestricted Awards shall be exercisable following a Holder's termination of employment or involvement with the Company to the extent provided below with respect to ISOs unless otherwise set forth in the Agreement for such Stock Rights. Except as may be otherwise expressly provided herein, ISO's shall be exercisable after the Holder's termination of employment with the Company only within the period of three (3) months after the date the Holder ceases to be in the employ of the Company, and only to the extent to which the Holder was entitled to exercise the ISO immediately prior to the termination of his or her employment. If, before the date of expiration of the Stock Right, the Holder shall be retired in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Stock Right shall terminate on the earlier of such date of expiration or three (3) months after the date of such retirement. In the event of the death of the Holder before the date of expiration of such Stock Right and while in the employ of the Company or during the three (3) month period described in the preceding sentence, or in the event of the retirement of the Holder for reasons of disability (within the meaning of Section 22(e)(3) of the Code), such Stock Right shall terminate on the earlier of such date of expiration or one (1) year following the date of such death or retirement. After the death of the Holder, his or her executors, administrators or any persons to whom his or her Stock Right may be transferred by will or by the laws of descent and distribution shall have the right at any time prior to such termination to exercise the Stock Right to the extent to which the Holder was entitled to exercise the Stock Right on the date of his or her death.

      Authorized leave of absence or absence on military or government service shall not constitute severance of the employment relationship between the Company and the Holder for purposes of the Plan, provided that either (i) such absence is for a period of no more than ninety (90) days or (ii) the Holder's right to re-employment after such absence is guaranteed either by statute or by contract.

13.   REQUIREMENTS OF LAW

      The Company shall not be required to sell or issue any shares of Stock upon the exercise of any Stock Right if the issuance of such shares shall constitute or result in a violation by the Holder or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or "blue sky" law (a "Blue Sky Law"), upon exercise of any Stock Right the Company shall not be required to issue such shares unless the Board of Directors has received evidence satisfactory to it to the effect that the Holder of such Stock Right will not transfer such shares except pursuant to a registration statement in effect under the Securities Act and Blue Sky Laws or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration and compliance is not required. Any determination in this connection by the Board of Directors shall be final,

Applied Language Technologies, Inc.
Amended and Restated 1995 Stock Option Plan
Page 7


binding and conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of a Stock Right or the issuance of shares of Stock pursuant thereto to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable Blue Sky laws.

      Notwithstanding any other provision of the Plan to the contrary, the Company may refuse to permit transfer of shares of Stock if in the opinion of its legal counsel such transfer would violate federal or state securities laws or subject the Company to liability thereunder. Any sale, assignment, transfer, pledge or other disposition of shares of Stock received upon exercise of any Stock Right (or any other shares or securities derived therefrom) which is not in accordance with the provisions of this section shall be void and of no effect and shall not be recognized by the Company.

       The Company shall not be required to sell or issue any Stock upon the exercise of any Stock Right if the Board of Directors is advised by counsel that the issuance of such Stock would result in the termination of any then effective election of the Company to be taxed as a Subchapter S corporation pursuant to the Code.

       Legend on Certificates. The Board of Directors may cause any certificate representing shares of Stock acquired upon exercise of a Stock Right (and any other shares or securities derived therefrom) to bear a legend to the effect that the securities represented by such certificate have not been registered under the Securities Act or any applicable state securities laws, and may not be sold, assigned, transferred, pledged or otherwise disposed of except in accordance with the Plan and applicable agreements binding the holder and the Company or any of its stockholders.

14.   NO RIGHTS AS STOCKHOLDER

       No Holder shall have rights as a stockholder with respect to shares covered by his or her Stock Rights until the date of issuance of a stock certificate for such shares. Except as otherwise provided in Section 17 no adjustment for dividends or other rights shall be made if the record date therefor is prior to the date of issuance of such certificate.

15.   EMPLOYMENT OBLIGATION

      Nothing in this Plan nor the granting of any Stock Right under this Plan shall (i) impose upon the Company or any Subsidiary any obligation to employ or continue to employ any Holder, or to engage or retain the services of any person, (ii) diminish or affect the right of the Company or any Subsidiary to terminate the employment or services of any person or (iii) affect the ability of the Company to increase or decrease the compensation of any person. The existence of any Stock Right shall not be taken into account in determining any damages relating to termination of employment for any reason.

Applied Language Technologies, Inc.
Amended and Restated 1995 Stock Option Plan
Page 8


16.   FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE

      Notwithstanding anything to the contrary in the Plan, if the Board of Directors determines, after full consideration of the facts presented on behalf of both the Company and a Holder, that

      a. the Holder has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment by or involvement with the Company or a Subsidiary, which damaged the Company or a Subsidiary, or has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, or

      b. the Holder's employment or involvement was otherwise terminated for "cause," as defined in any employment agreement with the Holder, if applicable, or if there is no such agreement, as determined by the Board of Directors, which may determine that "cause" includes among other matters the failure or inability of the Holder to carry out his or her assigned duties diligently and in a manner satisfactory to the Company, then the Holder's right to exercise a Stock Right shall terminate as of the date of such act (in the case of (a)) or such termination (in the case of (b)) and the Holder shall forfeit all unexercised Stock Rights. If a Holder whose behavior the Company asserts falls within the provisions of (a) or (b) above has exercised or attempts to exercise a Stock Right prior to a decision of the Board of Directors, the Company shall not be required to recognize such exercise until the Board of Directors has made its decision and, in the event of any exercise shall have taken place, it shall be of no force and effect (and void ab initio) if the Board of Directors makes an adverse determination; provided, however, if the Board of Directors finds in favor of the Holder then the Holder will be deemed to have exercised such Stock Rights retroactively as of the date he or she originally gave written notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Board of Directors as to the cause of an Holder's discharge and the damage done to the Company or a Subsidiary shall be final, binding and conclusive. No decision of the Board of Directors, however, shall affect in any manner the finality of the discharge of such Holder by the Company or a Subsidiary.

17.   CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

      The existence of outstanding Stock Rights shall not affect in any way the right or power of the Company or its stockholders to make or authorize any adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference stock, whether or not convertible into the Stock or other securities, ranking prior to the Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

Applied Language Technologies, Inc.
Amended and Restated 1995 Stock Option Plan
Page 9


      The number of shares of Stock in the Stock Pool (less the number of shares theretofore delivered upon exercise of Stock Rights) and the number of shares of Stock covered by any outstanding Stock Rights and the price per share payable upon exercise thereof (provided that in no event shall the option price be less than the par value of such shares) shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Stock resulting from the subdivision, split, combination or consolidation of shares of Stock or any other capital adjustment, the payment of a Stock dividend or any other increase in such shares effected without receipt of consideration by the Company or any other decrease therein effected without a distribution of cash or property in connection therewith, provided, however, that no adjustment shall be made that would constitute a modification as defined in Section 424(h)(3) of the Code.

      In the event the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Holders will be entitled to acquire shares of the common stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

      Except as otherwise provided in the preceding paragraph, if the Company is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Stock Rights remain outstanding under the Plan, or in other circumstances in which the Board in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply, (a) subject to the provisions of clause (c) below, after the effective date of such merger, consolidation, liquidation, sale or other event (in each case, an "Applicable Event," as the case may be, each holder of an outstanding Stock Right shall be entitled, upon exercise of such Stock Right, to receive in lieu of shares of Stock, such stock or other securities or property as he or she would have received had he exercised such Stock Right immediately prior to the Applicable Event; (b) the Board may, in its sole and absolute discretion, waive, generally or in more specific cases, any limitations imposed pursuant to Section 9 (even if the effect of such waiver is to disqualify the Stock Right as an ISO) or
Section 19 so that some or all Stock Rights from and after a date prior to the effective date of such Applicable Event specified by the Board, in its sole and absolute discretion, shall be exercisable in full; and (c) all outstanding and unexercised Stock Rights may, in its sole and absolute discretion, be canceled by the Board as of the effective date of any such Applicable Event; provided, however, notice of any such cancellation shall be given to each Holder not less than thirty (30) days preceding the effective date of such Applicable Event; and provided further, however, that the Board may in its sole and absolute discretion, waive, generally or in one or more specific instances, any limitations imposed pursuant to Section 9 (even if the effect of such waiver is to disqualify the Stock Right as an ISO) or Section 19 with respect to any Stock Right so that such Stock Right shall be exercisable in full or in part, as the Board may, in its sole and absolute discretion, determine, during such thirty
(30) day period.

Applied Language Technologies, Inc.
Amended and Restated 1995 Stock Option Plan
Page 10


      Except as expressly provided herein, the issue by the Company of shares of Stock or other securities of any class or securities convertible into or exchangeable or exercisable for shares of Stock or other securities of any class for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Stock Rights.

18.   AMENDMENT OR TERMINATION OF PLAN

      The Board may, in its sole and absolute discretion, modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not (a) materially increase the benefits accruing to Holders under the Plan or make any "modifications" as that term is defined under Section 424(h)(3) (or its successor) of the Code if such increase in benefits or modifications would adversely affect (i) the availability to the Plan of the protections of Section 16(b) of the Securities Exchange Act, if applicable to the Company, or (ii) the qualification of the Plan or any Options for "incentive stock option" treatment under Section 422 of the Code; (b) change the aggregate number of shares of Stock which may be issued under Stock Rights pursuant to the provisions of the Plan; (c) reduce the exercise price at which ISOs may be granted to an amount less than the fair market value per share, or 110% of fair market value as the case may be, at the time the Option is granted; or (d) change the class of persons eligible to receive ISOs. Notwithstanding the preceding sentence, the Board shall in all events have the power and authority to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an ISO or such other stock option as may be defined under the Code, as amended from time to time, so as to receive preferential federal income tax treatment. The termination or any modification or amendment of the Plan shall not, without the consent of a Holder, affect his or her rights under an Stock Right previously granted to him or her. With the consent of the Holder affected, the Board may amend outstanding Agreements in a manner not inconsistent with the Plan.

19.   CERTAIN RIGHTS OF THE COMPANY

      Unless an Agreement specifically provides to the contrary, or a Holder has entered into an employment, stockholder or other agreement with the Company which provides for the repurchase of options or stock in the event such Holder's employment or involvement with the Company terminates, the provisions of this
Section 19 shall apply to each Stock Right granted under the Plan and to the shares of Stock acquired on exercise thereof.

      a. Voluntary or Involuntary Transfers of Stock. Shares of Stock acquired by an Holder pursuant to the exercise of a Stock Right or Stock Rights granted under the Plan shall not be voluntarily transferred by the Holder without the written consent of the Board which consent

Applied Language Technologies, Inc.
Amended and Restated 1995 Stock Option Plan
Page 11


may be withheld or conditioned as the Board in its sole discretion determines. If such Stock is subject to an involuntary transfer, including by reason of death, a divorce settlement or judicial proceeding, the Company shall have the right to repurchase all or any shares of such Stock (including any Stock subsequently acquired by the Holder upon exercise of a Stock Right if the Stock so acquired is subject to such involuntary transfer) at a price equal to the Repurchase Price at the time of the involuntary transfer event. The Company may exercise its repurchase right no later than 180 days following the later of (a) the date of such involuntary transfer of such shares of Stock, (b) the date of any such subsequent acquisition of Stock upon exercise of a Stock Right and (c) the Board of Director's receipt of written notice of the occurrence of such transfer event. Any such shares of Stock as to which the Company does not exercise its repurchase rights within such period shall thereafter be free of the restrictions of this Section 19.

      Repurchase Price. As used herein the term "Repurchase Price" shall mean the fair market value of a share of Stock as determined in good faith by a majority of the disinterested members of the Board of Directors of the Company. In making their determination of fair market value of a share of Stock the Directors will not take into account that the Stock may be illiquid or may constitute a minority interest in the Company.

      b. Securities Laws; Transfers In Violation of Plan. Notwithstanding any other provision of this Plan the Company may refuse to permit transfer of shares of Stock if in the opinion of its legal counsel such transfer would violate securities laws or subject the Company to liability thereunder. Any sale, transfer, pledge or other disposition of shares of Stock which is not in accordance with the provisions of this Section 19 shall be void and of no effect and shall not be recognized by the Company.

20.   EFFECTIVE DATE AND DURATION OF THE PLAN

      The Plan shall become effective and shall be deemed to have been adopted on August 1, 1995 subject only to ratification by the holders of at least a majority of the outstanding shares of Stock within twelve (12) months after such date. Unless the Plan shall have terminated earlier, the Plan shall terminate on the tenth (10th) anniversary of its effective date, and no Stock Right shall be granted pursuant to the Plan after the day preceding the tenth (10th) anniversary of its effective date.

================================================================================

                         Exhibit 1 to Stock Option Plan
                   Form of Incentive Stock Option Certificate

                       Applied Language Technologies, Inc.

                        Incentive Stock Option Agreement
                   Option Certificate Number: ________________

Specific Terms of the Option

      Subject to the terms and conditions hereinafter set forth and the terms and conditions of the Applied Language Technologies, Inc. 1995 Stock Option Plan (the "Plan"), Applied Language Technologies, Inc., a Delaware corporation (the "Company") hereby grants the following option to purchase Common Stock, par value $0.001 per share (the "Stock") of the Company:

1.    Name of Person to Whom the Option is granted (the "Optionee"):

2.    Date of Grant of Option: _______.

3.    An Option for _______ shares of Common Stock.

4.    Option Exercise Price (per share): $_____.

5. Term of Option: Subject to Section 9 below, this Option expires at 5:00 pm Eastern Time on _____________.

6. Exercise Schedule: Provided that on the dates set forth below the Optionee is still employed by the Company or, if the Optionee is not employed by the Company the Optionee is still actively involved in the Company (as determined by the Board of Directors) the Option will become exercisable as follows and as provided in Section 9 below:

                                 The Option will              Cumulative
      On This                  Become Exercisable as           Number
       Date                  To This Number of Shares         Exercisable
      -------                ------------------------         -----------

___________________            ___________________        ___________________

___________________            ___________________        ___________________

___________________            ___________________        ___________________

___________________            ___________________        ___________________

___________________            ___________________        ___________________

___________________            ___________________        ___________________


      Does Section 19 of the Plan apply to Stock covered by this Option?
Yes  X   No    .
    ---     ---

================================================================================

================================================================================

APPLIED LANGUAGE TECHNOLOGIES, INC.


By:                                            X
Title:                                          (Signature of Optionee)
                                               Date:
Optionee's Address:





================================================================================

Applied Language Technologies, Inc.
Form of Incentive Stock Option Certificate
Page 3


OTHER TERMS OF THE OPTION

      WHEREAS, the Board of Directors (the "Board") has authorized the grant of stock options upon certain terms and conditions set forth herein; and

      WHEREAS, the Board has authorized the grant of this stock option pursuant and subject to the terms of the Plan, a copy of which is available from the Company and is hereby incorporated herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Company and the Optionee agree as set forth above and as follows:

      7. Grant. Pursuant and subject to the Plan, the Company does hereby grant to the Optionee a stock option (the "Option") to purchase from the Company the number of shares of its Common Stock set forth in Section 3 upon the terms and conditions set forth in the Plan and upon the additional terms and conditions contained herein. This Option is intended to qualify for special federal income tax treatment as an "incentive stock option" pursuant to Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

      8. Option Price. This Option may be exercised at the option price per share of Stock set forth in Section 4 hereof, subject to adjustment as provided herein and in the Plan.

      9. Term and Exercisability of Option. This Option shall expire on the date determined pursuant to Section 5 hereof and shall be exercisable prior to that date in accordance with and subject to the conditions set forth in the Plan and those conditions, if any, set forth in Section 6 hereof. In addition in the event that before this Option has been exercised in full, the Optionee ceases to be an employee of the Company for any reason other than death or a termination for dishonesty or other "cause" as provided in Section 16 of the Plan, the Optionee may exercise this Option to the extent that he or she might have exercised it on the date of termination of his or her employment, during the period ending on the earlier of (i) the date on which the Option expires in accordance with Section 5 of this Agreement or (ii) three months after the date of termination of the Optionee's employment by the Company. In the event of the death of the Optionee before this Option has been exercised in full, the personal representative of the Optionee may exercise this Option to the extent that the Optionee might have exercised it on the date of his or her death, during the period ending on the earlier of (i) the date on which the Option expires in accordance with Section 5 of this Agreement or (ii) the first anniversary of the date of the Optionee's death.

      10. Method of Exercise. To the extent that the right to purchase shares of Stock has accrued hereunder, this Option may be exercised from time to time by written notice to the Company substantially in the form attached hereto as Exhibit A, stating the number of shares with respect to which this Option is being exercised, and accompanied by payment in full of the option price for the number of shares to be delivered, by means of payment acceptable to the

Applied Language Technologies, Inc.
Form of Incentive Stock Option Certificate
Page 4


Company in accordance with Section 10 of the Plan. As soon as practicable after its receipt of such notice, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this Option), deliver to the Optionee (or other person entitled to exercise this Option), at the principal executive offices of the Company or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of its Stock as the Company may elect; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of law. Payment of the option price may be made in cash or cash equivalents, [or, in accordance with the terms and conditions of Section 10 of the Plan, (a) in whole or in part in shares of Common Stock of the Company, or (b) in part by promissory note of the Optionee in the form attached hereto as Exhibit B; provided, however, that the Board reserves the right upon receipt of any written notice of exercise from the Optionee to require payment in cash with respect to the shares contemplated in such notice](1). If the Optionee (or other person entitled to exercise this Option) fails to pay for and accept delivery of all of the shares specified in such notice upon tender of delivery thereof, his or her right to exercise this Option with respect to such shares not paid for may be terminated by the Company.

      11. Non-assignability of Option Rights. This Option shall not be assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, this Option shall be exercisable only by him or her.

      12. Compliance with Securities Act. The Company shall not be obligated to sell or issue any shares of Stock or other securities pursuant to the exercise of this Option unless the shares of Stock or other securities with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. In the event shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he or she will receive such shares or other securities for investment and not with a view to their resale or distribution, and will execute an appropriate investment letter satisfactory to the Company and its counsel.

      13. Legends. The Optionee hereby acknowledges that the stock certificate or certificates evidencing shares of Stock or other securities issued pursuant to any exercise of this Option will bear a legend setting forth the restrictions on their transferability described in Section 12 hereof and, if applicable to this Option, in Section 19 of the Plan.

      14. Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of Stock or other securities covered by this Option until the date of issuance of a certificate to him or her for such shares or other securities. No adjustment shall

----------

      (1)   Review.

Applied Language Technologies, Inc.
Form of Incentive Stock Option Certificate
Page 5


be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

      15. Notice to Company of Disqualifying Disposition. The Optionee hereby agrees that he or she will promptly give notice to the Company in the event that he or she sells, transfers, exchanges or otherwise disposes of any shares of Stock or other securities obtained pursuant to any exercise of this Option before the day after the later of (a) the second anniversary of the date of grant set forth at the conclusion of this Agreement and (b) the first anniversary of the date on which the shares of Stock or other securities were transferred to him or her pursuant to his or her exercise of this Option.

      16. Termination or Amendment of Plan. The Board may in its sole and absolute discretion at any time terminate or from time to time modify and amend the Plan, but no such termination or amendment will affect rights and obligations under this Option.

      17. Effect Upon Employment. Nothing in this Option or the Plan shall be construed to impose any obligation upon the Company to employ the Optionee or to retain the Optionee in its employ, or continue its involvement with, the Optionee.

      18. Time for Acceptance. Unless the Optionee shall evidence his acceptance of this Option by execution of this Agreement within seven (7) days after its delivery to him or her, the Option and this Agreement shall be null and void.

      19. General Provisions.

      a. Amendment; Waivers. This Agreement, including the Plan, contains the full and complete understanding and agreement of the parties hereto as to the subject matter hereof and may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by each of the parties. The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver of any other provision hereof or in any other instance.

      b. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, representatives, successors and assigns.

      c. Construction. This Agreement is to be construed in accordance with the terms of the Plan. In case of any conflict between the Plan and this Agreement, the Plan shall control. The titles of the sections of this Agreement and of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

Applied Language Technologies, Inc.
Form of Incentive Stock Option Certificate
Page 6


      d. Notices. Any notice in connection with this Agreement shall be deemed to have been properly delivered if it is in writing and is delivered in hand or sent by registered mail to the party addressed as follows, unless another address has been substituted by notice so given:

To the Optionee:             To his or her address as listed on the books of the
                             Company.

To the Company:              Applied Language Technologies, Inc.
                             695 Atlantic Avenue, 3rd Floor
                             Boston, Massachusetts 02111

                             Copy to:
                             Sullivan & Worcester LLP
                             One Post Office Square
                             Boston, MA 02109
                             Attention: John A. Piccione, Esq.

Applied Language Technologies, Inc.
Form of Incentive Stock Option Certificate
Page 7


                                             EXHIBIT A to Incentive Stock Option

                 [FORM FOR EXERCISE OF INCENTIVE STOCK OPTION]

Applied Language Technologies, Inc.
215 First Street
Cambridge, Massachusetts 02142

RE: Exercise of Incentive Stock Option under Applied Language Technologies, Inc. 1995 Stock Option Plan


Gentlemen:

      Please take notice that the undersigned hereby elects to exercise the stock option granted to _____________ on _______, 199_ by and to the extent of purchasing ________ shares of the Common Stock of Applied Language Technologies, Inc. for the option price of $_________ per share, subject to the terms and conditions of the Incentive Stock Option Agreement between ______________ and Applied Language Technologies, Inc. dated as of __________ 199_.

      The undersigned encloses herewith payment, in cash or in such other property as is permitted under the Plan, of the purchase price for said shares. If the undersigned is making payment of any part of the purchase price by delivery of shares of Common Stock of Applied Language Technologies. Inc., he or she hereby confirms that he or she has investigated and considered the possible income tax consequences to him or her of making such payments in that form.

      The undersigned hereby specifically confirms to Applied Language Technologies, Inc. that he or she is acquiring said shares for investment and not with a view to their sale or distribution, and that said shares shall be held subject to all of the terms and conditions of said Incentive Stock Option Agreement.

                                        Very truly yours,


Date                                    (Signed by ____________ or other party
                                        duly exercising option)